EXHIBIT 4.9

          Amendment No. 1 dated as of June 10, 1997 to the
          Revolving Credit Facility dated as of April 4 1997
          ---------------------------------------------------

     Reference is made to that certain One Hundred and Sixty Million Dollars ($160,000,000) Revolving Credit Facility, dated as of April 4, 1997 (the "Revolving Credit Facility"), among Trigen Energy Corporation (the "Borrower"), the Societe Generale (the "Issuing Bank and Agent") and the Banks listed on the signature pages thereof. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Revolving Credit Facility.

     The undersigned agree as follows:

     1. The first sentence of Article 1, Section 1.01 of the Revolving Credit Facility is hereby amended to read as follows:
"The Revolving Credit Facility available to the Borrower pursuant to this Agreement is One Hundred Twenty Five Million Dollars ($125,000,000)."

     2. Article 6, Section 6.01 is hereby amended to add a new subsection (j), which reads as follows:
                    "Any event of default under Section 6.01(a) of the 364-Day Revolving Credit Facility".

     3. Article 10, Section 10.01 is hereby amended to add the following definition:

"364-DaY Revolving Credit Facility" means the Thirty-Five Million Dollar ($35,000,000) 364-day Revolving Credit Facility dated as of June 10, 1997, among the Borrower, the Issuing Bank and Agent and the Banks listed on the signature pages thereof, as the same may be amended, modified or restated from time to time.

     4. The definition of "Agreement Date" in Article 10, Section 10.1 is restated in its entirety as follows:

"Agreement Date" means the date set forth on the first page of the Agreement, which is the date the executed copies of the Agreement were deemed delivered by all parties hereto and, accordingly, this Agreement became effective and the Banks first became committed to make the Loans and other extensions of credit contemplated by this Agreement.

     5. Annex A to the Revolving Credit Facility is hereby amended and is restated in its entirety by Annex A hereto.

     6. Whenever and wherever in the Revolving Credit Facility the amount of the Facility is expressed to be One Hundred Sixty Million Dollars ($160,000,000), it shall henceforth be deemed to read as One Hundred Twenty Five Million Dollars ($125,000,000).

     7. On the date hereof, the Borrower is executing and delivering Notes in favor of the Banks which express the principal amount of the Facility as One Hundred Twenty Five Million Dollars ($125,000,000). In exchange, the Issuing Bank and Agent shall cancel and return any Notes which express the principal amount of the Facility as being One Hundred Sixty Million Dollars ($160,000,000).

     8. Except as expressly amended herein (which Amendment shall be effective only in the specific instances and for the specific purposes provided herein) whenever the term "Revolving Credit Facility" or the term "Agreement" is used in the Agreement, and the other Loan Documents it shall be deemed to refer and mean the Revolving Credit Facility, as amended by this Amendment No. 1, and that the same may be subsequently amended or modified from time to time.

     9. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original with the same effect as if the signature thereto and hereto were upon the same instrument.

     10. This Amendment No. 1 and the rights and obligations of the parties hereunder shall be construed in accordance in with and governed by the laws of the State of New York (without giving effect to its choice of law principles other than Section 5-1401 of the General Obligations Law).

     11. This Amendment No. 1 shall be effective on the date first above written.

     IN WITNESS WHEREOF the undersigned have executed this Amendment No. 1 this 10th day of June, 1997.

          TRIGEN ENERGY CORPORATION,
          Company

          By    /s/  Stephen T. Ward_
          Title:   Treasurer
          Name:    Stephen T. Ward

          SOCIETE GENERALE, NEW YORK BRANCH,
               Issuing Bank and Agent

          By _/s/  Betty Burg
          Title: Vice Pres. Intnat'l Banking
          Name:   Betty Burg

          COMPAGNIE FINANCIERE DE CIC ET DE
          L'UNION EUROPEENNE,
          Bank

          By /s/ Albert Calo /Eric Longuet
          Title: Vice Pres. / Vice Pres.
          Name: Albert Calo / Eric Longuet

          UMB BANK, N.A.,
          Bank

          By /s/ David A. Proffitt
          Title: _Senior Vice President
          Name: _David A. Proffitt_

          CREDIT LOCAL DE FRANCE,
          Bank

          By _/s/ Philippe Ducos /Mary Power
          Title: Duputy Gen'l Mgr/Vice President
          Name: _Philippe Ducos /Mary Power

          MELON BANK, N.A.,
          Bank

          By __/s/ Arlene Pedovitch_
          Title: _Vice President____
          Name: __Arlene Pedovitch__

          IN WITNESS WHEREOF the undersigned have executed this Amendment No. 1 this 10th day of June, 1997.

               THE DAI-ICHI KANGYO BANK, LTD.,
               Bank

               By __/s/ Naoki Yamamori___
               Title: VP & Department Head
               Name: _Naoki Yamamori_____

               BANQUE FRANCAISE DU COMMERCE EXTERIEUR, Bank

               By:/s/ Pieter J. van Tulder / John Rigo
               Title:_VP & Mgr Intn'l Group/A.V.Pres__
               Name: _Pieter J. van Tulder/John Rigo

               CREDIT COMMERCIAL DE FRANCE,
               Bank

               By _/s/ Jean-Paul Foity___
               Title: __General Manager__
               Name: __Jean-Paul Foity___

                                                  ANNEX A

Banks, Lending Offices                                      Percentage
and Notice Addresses                    Commitments         Interest
----------------------                  -----------         ----------
SOCIETE GENERALE, NEW YORK BRANCH       $23,437,500         18.750%

Domestic Lending Office:

          SOCIETE GENERALE, NEW YORK BRANCH
          1221 Avenue of the Americas
          New York, New York 10020

Eurodollar Lending Office:

          SOCIETE GENERALE, NEW YORK BRANCH
          1221 Avenue of the Americas
          New York, New York 10020

Information Address:

          SOCIETE GENERALE, NEW YORK BRANCH 1221 Avenue of the Americas New York, New York 10020
          Fax No.: (212) 278-7463 Telephone No.: (212) 278-6926

          Attention:     Betty Burg
                    Vice President, French Corporate Group

Notice:

          Attention:     Corporate Banking Officer

          Fax No.:  (212) 278-7463
          Telephone No.: (212) 278-6931

Notice concerning Letters of Credit:

          Attention:     Specialized Letters of
                    Credit Services
          Fax No.:  (212) 278-7428
          Telephone No.: (212) 278-6927

Wire Transfer Instructions:

          Societe Generale-New York
          ABA No. 026-004226
          Account No. 01-72863
          Reference: Trigen Energy Corporation

                                                       ANNEX A

Banks, Lending Offices                                      Percentage
     and Notice Addresses                    Commitments    Interest
-------------------------                    ------------   -----------

COMPAGNIE FINANCIERE DE CIC             $19,531,250    15.625%
ET DE L'UNION EUROPEENNE

Domestic Lending Office:

          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE
          520 Madison Avenue
          New York, New York 10022

          Fax No.: 212-715-4535
          Telephone No.: 212-715-4425

          Attention: Albert M. Calo

Eurodollar Lending Office:

          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE
          520 Madison Avenue
          New York, New York 10022

          Fax No.: 212-715-4535
          Telephone No.: 212-715-4425
          Attention: Albert M. Calo

Information Address:

          COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE
          520 Madison Avenue
          New York, New York 10022
          Fax No.: 212-715-4535
          Telephone No.: 212-715-4425

          Attention: Albert M. Calo

                                                  ANNEX A

Banks, Lending Offices                                 Percentage
and Notice Addresses                    Commitments    Interest
----------------------                  -----------    -------------

UMB BANK, N.A.                          $7,812,500     6.250%

Domestic Lending Office:

          UMB BANK, N.A.
          1010 Grand Boulevard
          Kansas City, MO 60141

          Fax No.: 816-860-7143
          Telephone No.: 816-860-7935
          Attention: David A. Proffitt

Eurodollar Lending Office:

          UMB BANK, N.A.
          1010 Grand Boulevard
          Kansas City, MO 60141

          Fax No.: 816-860-7143 Tel No.: 816-860-7935
          Attention: David A. Proffitt

Information Address:

          UMB BANK, N.A.
          1010 Grand Boulevard
          Kansas City, MO 60141

          Fax No.: 816-860-7143
          Telephone No.: 816-860-7935
          Attention: David A. Proffitt

                                                       ANNEX A

Banks, Lending Offices                                 Percentage
     and Notice Addresses               Commitments    Interest
----------------------                  -----------    ----------

CREDIT LOCAL DE FRANCE                  $18,750,000    15.000%

Domestic Lending Office:

          CREDIT LOCAL DE FRANCE
          450 Park Avenue
          3rd Floor
          New York, New York 10022

          Fax No.: 212-753-7522
          Telephone No.: 212-753-2613 // 212-753-2763
          Attention: Ms. Aida Slabotzky

Eurodollar Lending Office:

          CREDIT LOCAL DE FRANCE
          450 Park Avenue
          3rd Floor
          New York, New York 10022

          Fax No.: 212-753-7522
          Telephone No.: 212-753-2613 // 212-753-2763
          Attention: Ms. Aida Slabotzky

Information Address:

          CREDIT LOCAL DE FRANCE
          450 Park Avenue
          3rd Floor
          New York, New York 10022

          Fax No.: 212-753-5522
          Telephone No.: 212-753-2763 // 212-753-3546
          Attention: Ms. Mary Power

                                                       ANNEX A

Banks, Lending Offices                                 Percentage
and Notice Addresses                    Commitments    Interest
---------------------                   ----------     -----------

MELLON BANK, N.A.                       $10,156,250    8.125%

Domestic Lending Office:

          MELLON BANK, N.A.
          65 East 55th Street
          New York, New York 10022

          Fax No.: 412-236-2027
          Telephone No.: 412-234-3699
          Attention: Ms. Pinkey Holiday

Eurodollar Lending Office:

          MELLON BANK BANK, N.A.
          65 East 55th Street
          New York, New York 10022

          Fax No.: 412-236-2027
          Telephone No.: 412-234-3699
          Attention: Ms. Pinkey Holiday

Information Address:

          MELLON BANK, N.A.
          65 East 55th Street
          New York, New York 10022

          Fax No.: 212-702-5269 Telephone No.: 212-702-5258
          Attention: Ms. Arlene Pedovitch

                                                       ANNEX A

Banks, Lending Offices                                 Percentage
and Notice Addresses                     Commitments   Interest
--------------------                     ------------   ----------

THE DAI-ICHI KANGYO BANK, LTD.          $7,812,500          6.250%

Domestic Lending Office:

          THE DAI-ICHI KANGYO BANK, LTD.
          One World Trade Center
          48th Floor
          New York, New York 10048

          Fax No.: 212-488-8955
          Telephone No.: 212-432-8436
          Attention: Mr. Paul Colatrella

Eurodollar Lending Office:

          THE DAI-ICHI KANGYO BANK, LTD.
          One World Trade Center
          48th Floor
          New York, New York 10048

          Fax No.: 212-488-8955
          Telephone No.: 212-432-8436
          Attention: Mr. Paul Colatrella

Information Address:

          THE DAI-ICHI KANGYO BANK, LTD.
          One World Trade Center
          48th Floor
          New York, New York 10048

          Fax No.: 212-488-8955
          Telephone No.: 212-432-8436
          Attention: Mr. Paul Colatrella

                                                            ANNEX A

Banks, Lending Offices                                      Percentage
and Notice Addresses                    Commitments         Interest
---------------------                   -----------         -----------

BANQUE FRANCAISE DU COMMERCE EXTERIEUR $18,750,000           15.000%

Domestic Lending Office:

          BANQUE FRANCAISE DU COMMERCE EXTERIEUR
          645 Fifth Avenue
          New York, New York 10022

          Fax No.: 212-872-5045
          Telephone No.: 212-872-5119
          Attention: Mr. John Rigo

Eurodollar Lending Office:

          BANQUE FRANCAISE DU COMMERCE EXTERIEUR
          645 Fifth Avenue
          New York, New York 10022

          Fax No.: 212-872-5045
          Telephone No.: 212-872-5119
          Attention: Mr. John Rigo

Information Address:

          BANQUE FRANCAISE DU COMMERCE EXTERIEUR
          645 Fifth Avenue
          New York, New York 10022

          Fax No.: 212-872-5045
          Telephone No.: 212-872-5119
          Attention: Mr. John Rigo

                                                            ANNEX A

Banks, Lending Offices                                      Percentage
and Notice Addresses                         Commitments    Interest
----------------------                       -----------    -----------

CREDIT COMMERCIAL DE FRANCE                  $18,750,000    15.000%

Domestic Lending Office:

          CREDIT COMMERCIAL DE FRANCE
          590 Madison Avenue
          25th Floor
          New York, New York 10022

          Fax No.: 212-832-7469
          Telephone No.: 212-848-0554
          Attention: Ms. Janine Ayoub

Eurodollar Lending Office:

          CREDIT COMMERCIAL DE FRANCE
          590 Madison Avenue
          25th Floor
          New York, New York 10022

          Fax No.: 212-832-7469
          Telephone No.: 212-848-0554
          Attention: Ms. Janine Ayoub

Information Address:

          CREDIT COMMERCIAL DE FRANCE
          590 Madison Avenue
          25th Floor
          New York, New York 10022

          Fax No.: 212-832-7469
          Telephone No.: 212-848-0554
          Attention: Ms. Janine Ayoub